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                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY

                                       of

                                  MEDIACOM LLC

                                       and

                          MEDIACOM CAPITAL CORPORATION

               Offer to Exchange its 9 1/2% Senior Notes due 2013, which have been registered under the Securities Act of 1933, as amended
           (the "Securities Act"), for any and all of its outstanding
           9 1/2% Senior Notes due 2013 that were issued and sold in a transaction exempt from registration under the Securities Act

                  Pursuant to the Prospectus dated      , 2001
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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
______________, 2001 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 9 1/2% Senior Notes due 2013 (the "Notes") are not immediately available, (ii) the Notes, the Letter(s) of Transmittal and any other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis or an Agent's Message cannot be delivered to the Exchange Agent on or prior to the Expiration Date. This notice of Guaranteed Delivery may be delivered to the Exchange Agent by hand, overnight courier or mail, or transmitted by facsimile transmission, and must be received by the Exchange Agent on or prior to the Expiration Date. The Notes, the completed, signed and dated Letter(s) of Transmittal relating to the Notes (or facsimile(s) thereof) or an Agent's Message (only in the case of a book-entry transfer), and all other required documents being tendered pursuant to this Notice of Guaranteed Delivery must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                  The Exchange Agent for the Exchange Offer is:
                              The Bank of New York

      By Registered or Certified Mail:              Facsimile Transmissions:
            The Bank of New York                  (Eligible Institutions Only)
           101 Barclay Street, 7E                        (212) 815-6339
          New York, New York 10286
      Attention: Reorganization Section

       By Hand or Overnight Delivery:            To Confirm by Telephone or for
            The Bank of New York                       Information Call:
      101 Barclay Street, Ground Level                Mr./Ms._____________
       Corporate Trust Services Window                   (212) 815-2742
          New York, New York 10286
      Attention: Reorganization Section

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Mediacom LLC, a New York limited liability company ("Mediacom") and Mediacom Capital Corporation, a New York corporation and a wholly-owned subsidiary of Mediacom ("Mediacom Capital," and Mediacom Capital and Mediacom collectively, the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together with the Prospectus shall constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedure."

Aggregate Principal Amount of Notes:
                                    --------------------------------------------

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Amount Tendered: $                     (must be in integral multiples of $1,000)
                  ---------------------

Certificate No(s) (if available):
                                 -----------------------------------------------



Total Principal Amount of Notes Represented by Certificate(s): $
                                                                ----------------



If Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   -------------------------------------------------------------

Date:
     ------------------------------------------------



         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

X
 ------------------------------------        -----------------------------------

X
 ------------------------------------        -----------------------------------
     Signature(s) of Owner(s) of                            Date
        Authorized Signatory

Area code and Telephone Number:
                               -------------------------------------------------

         Must be signed by the registered holder(s) of the Notes as their name(s) appear(s) on the certificates representing the Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Issuers, provide proper evidence satisfactory to the Issuers of such person's authority to so act.

                      Please print name(s) and address(es)

Name(s):
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

Capacity:
                  --------------------------------------------------------------

Address(es):
                  --------------------------------------------------------------

                  --------------------------------------------------------------





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

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association, as such term is defined in the Federal Deposit Insurance Act (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus), together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) with any required signature guarantees, or an Agent's Message (only in the case of a book-entry transfer), and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile(s) thereof) or Agent's Message, as the case may be, the Notes tendered hereby and all other required documents, if any, to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


-------------------------------------      -------------------------------------
         Name of Firm                               Authorized Signature


-------------------------------------      -------------------------------------
            Address                                        Title


-------------------------------------      -------------------------------------
           Zip Code                                (Please Type or Print)

Area Code and Telephone Number:                      Date:
                               ------------------         ----------------------



NOTE: DO NOT SEND CERTIFICATES REPRESENTING THE NOTES WITH THIS FORM. CERTIFICATES REPRESENTING THE NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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